Pro Forma Condensed Consolidated Financial Statements (Unaudited)

             Equitable of Iowa Companies and BTV Variable, Inc.


The following pro forma condensed consolidated balance sheet as of March 31, 1996, and the pro forma condensed consolidated statements of income for the year ended December 31, 1995 and the three months ended March 31, 1996 give the estimated effect to: (1) the pending acquisition of the outstanding shares of BT Variable, Inc. ("BTV") by Equitable of Iowa Companies ("EIC") pursuant to a Stock Purchase Agreement dated May 3, 1996 ("Stock Purchase Agreement") and (2) the proposed issuance of $125,000,000 of Company-obligated mandatorily-redeemable preferred securities of subsidiary, Equitable of Iowa Companies Capital Trust ("Trust"), holding solely debt securities of EIC ("Preferred Securities") to fund, in part, the pending acquisition (the "Transactions"). The pro forma condensed consolidated balance sheet assumes the Transactions had occurred as of March 31, 1996 and the pro forma condensed consolidated statements of income assume the Transactions had occurred as of January 1, 1995. The pro forma information is based on the historical financial statements of EIC and BTV giving effect to the proposed Transactions under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma condensed consolidated financial statements.

The pro forma statements have been prepared by EIC's management based upon the financial statements of BTV. The pro forma statements may not be indicative of the results that actually would have occurred if the Transactions had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with EIC's audited financial statements and notes included in its 1995 Form 10-K and the unaudited financial statements and notes included in its March 31, 1996 Form 10-Q (not included herein).
























                                         PRO FORMA CONDENSED CONSOLIDATED
                                             BALANCE SHEET (UNAUDITED)
                                                    March 31, 1996
                                   As Reported               Pro forma
                             ----------------------- --------------------------
                                 EIC         BTV     Adjustments   Consolidated
                             ----------------------- ----------    ------------
                                         (Dollars in thousands)
ASSETS
Investments:
 Fixed maturities
  available for sale,
  at market                   $7,279,727   $105,793    ($8,536)(C)  $7,376,984
 Mortgage loans on
  real estate                  1,344,824        --         --        1,344,824
 Other                           271,207     20,698    (15,674)(C)     276,231
                             ----------------------- ----------    ------------
  TOTAL INVESTMENTS            8,895,758    126,491    (24,210)      8,998,039

Deferred policy acquisition
 costs                           672,012     76,766    (76,766)(B)     672,012
Present value of future
 profits                             --       7,029     88,481 (B)      95,510
Goodwill and other
 intangibles                       3,677        --      25,193 (C)      28,870
Other assets                     238,316     11,018       (439)(B)     248,895
Separate account assets          208,635  1,100,781        --        1,309,416
                             ----------------------- ----------    ------------
  TOTAL ASSETS               $10,018,398 $1,322,085    $12,259     $11,352,742
                             ======================= ==========    ============
LIABILITIES
Policy liabilities, accruals
 and other policyholders'
 funds                        $8,498,572   $110,373    ($7,849)(B)  $8,601,096
Income taxes                      46,948      1,267     (1,009)(B)      47,206
Debt                             258,000     51,439    (51,439)(B)     258,000
Other liabilities                224,353      5,351        430 (B)     230,134
Separate account liabilities     208,635  1,100,781        --  (B)   1,309,416
                             ----------------------- ----------    ------------
  TOTAL LIABILITIES            9,236,508  1,269,211    (59,867)     10,445,852

Company-obiligated manda-
torily-redeemable preferred
securities of subsidiary,
Equitable of Iowa Companies
Capital Trust, holding solely
debt securities of the
company                              --         --     125,000 (C)     125,000

  TOTAL STOCKHOLDERS' EQUITY     781,890     52,874    (52,874)(B)     781,890
                             ----------------------- ----------    ------------
TOTAL LIABILITIES &
 STOCKHOLDER'S EQUITY        $10,018,398 $1,322,085    $12,259     $11,352,742
                             ======================= ==========    ============

See notes to unaudited pro forma condensed consolidated financial statements

                                          PROFORMA CONDENSED CONSOLIDATED
                                            INCOME STATEMENT (UNAUDITED)
                                            Year ended December 31, 1995

                                    As Reported               Pro forma
                              ---------------------- --------------------------
                                  EIC        BTV     Adjustments   Consolidated
                              ---------------------- ----------    ------------
                                  (Dollars in thousands, except per share)
REVENUES:
 Annuity and universal life
  product charges                 $51,466   $18,405     $3,467 (D)     $73,338
 Traditional life insurance
  premiums                         43,425       --         --           43,425
 Net investment income            641,094     3,028     (1,504)(D)     642,618
 Realized gains on investments      9,524       297        --            9,821
 Other income                      19,353     9,429        --           28,782
                              ---------------------- ----------    ------------
                                  764,862    31,159      1,963         797,984

INSURANCE BENEFITS AND EXPENSES:
 Annuity, universal life and
  other policy benefits           487,031     3,146         --         490,177
 Underwriting, acquisition and
  insurance expenses:
  Commissions, general expenses
   and insurance taxes            232,470    30,071        821 (D)     263,362
  Policy acquisition costs
   deferred                      (178,133)  (10,423)       666 (D)    (187,890)
  Amortization of deferred
   acquisition costs               72,537     2,736     (2,506)(D)      72,767
  Amortization of present value
   of future profits                  --      1,862      8,179 (D)      10,041
                              ---------------------- ----------    ------------
                                  613,905    27,392      7,160         648,457

Interest expense                   13,779     3,042     (2,949)(D)      13,872
Other expenses                      8,672       --         --            8,672
                              ---------------------- ----------    ------------
                                  636,356    30,434      4,211         671,001
                              ---------------------- ----------    ------------
                                  128,506       725     (2,248)        126,983

Income taxes                       43,633    (1,109)    (4,678)(D)      37,846
                              ---------------------- ----------    ------------
                                   84,873     1,834      2,430          89,137

Equity income, net of related
 income taxes                          17       --         --               17






                                          PROFORMA CONDENSED CONSOLIDATED
                                     INCOME STATEMENT (UNAUDITED) (Continued)
                                            Year ended December 31, 1995

                                    As Reported               Pro forma
                              ---------------------- --------------------------
                                  EIC        BTV     Adjustments   Consolidated
                              ---------------------- ----------    ------------
                                  (Dollars in thousands, except per share)
Dividends on Company-obligated
 mandatorily-redeemable pre-
 ferred securities of subsidiary,
 Equitable of Iowa Companies
 Capital Trust, holding solely
 debt securities of the
 company                              --        --      10,625 (D)      10,625
                              ---------------------- ----------    ------------
Net income                        $84,890    $1,834    ($8,195)        $78,529
                              ====================== ==========    ============
Net income per common share         $2.68                                $2.48
                              ============                         ============
Weighted average common
 shares outstanding            31,709,032                           31,709,032
                              ============                         ============

See notes to unaudited pro forma condensed consolidated financial statements






























                                          PROFORMA CONDENSED CONSOLIDATED
                                            INCOME STATEMENT (UNAUDITED)
                                         Three months ended March 31, 1996

                                    As Reported              Pro forma
                              ---------------------- --------------------------
                                  EIC        BTV     Adjustments   Consolidated
                              ---------------------- ----------    ------------
                                  (Dollars in thousands, except per share)
REVENUES:
 Annuity and universal life
  product charges                 $14,717    $2,694       $283 (D)     $17,694
 Traditional life insurance
  premiums                         10,151       --         --           10,151
 Net investment income            171,212       511       (376)(D)     171,347
 Realized gains (losses) on
  investments                       5,150      (327)       --            4,823
 Other income                       4,346     2,766        --            7,112
                              ---------------------- ----------    ------------
                                  205,576     5,644        (93)        211,127

INSURANCE BENEFITS AND EXPENSES:
 Annuity, universal life and
  other policy benefits           126,916       394         --         127,310
 Underwriting, acquisition and
  insurance expenses:
  Commissions, general expenses
   and insurance taxes             46,533    11,560        205 (D)      58,298
  Policy acquisition costs
   deferred                       (39,681)   (8,414)       254 (D)     (47,841)
  Amortization of deferred
   acquisition costs               18,123       293       (672)(D)      17,744
  Amortization of present value
   of future profits                  --        248      1,781 (D)       2,029
                              ---------------------- ----------    ------------
                                  151,891     4,081      1,568         157,540

Interest expense                    3,326       699       (685)(D)       3,340
Other expenses                      3,571       --         --            3,571
                              ---------------------- ----------    ------------
                                  158,788     4,780        883         164,451
                              ---------------------- ----------    ------------
                                   46,788       864       (976)         46,676

Income taxes (benefits)            16,468      (172)    (1,057)(D)      15,239
                              ---------------------- ----------    ------------
                                   30,320     1,036         81          31,437

Equity loss, net of related
 income taxes                        (115)      --         --             (115)






                                          PROFORMA CONDENSED CONSOLIDATED
                                     INCOME STATEMENT (UNAUDITED) (Continued)
                                         Three months ended March 31, 1996

                                    As Reported              Pro forma
                              ---------------------- --------------------------
                                  EIC        BTV     Adjustments   Consolidated
                              ---------------------- ----------    ------------
                                  (Dollars in thousands, except per share)
Dividends on Company-obligated
 mandatorily-redeemable pre-
 ferred securities of subsidiary,
 Equitable of Iowa Companies
 Capital Trust, holding solely
 debt securities of the
 company                              --        --       2,656 (D)       2,656
                              ---------------------- ----------    ------------
Net income                        $30,205    $1,036    ($2,575)        $28,666
                              ====================== ==========    ============
Net income per common share         $0.95                                $0.90
                              ============                         ============
Weighted average common
 shares outstanding            31,816,700                           31,816,700
                              ============                         ============

See notes to unaudited pro forma condensed consolidated financial statements






























  NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

EIC has agreed to purchase all of the outstanding shares of BTV, including its subsidiaries, Golden American Life Insurance Company ("Golden American") and Directed Services, Inc. ("DSI"), for a cash payment of $144,000,000, including the repayment of debt of $51,000,000. Closing of the transaction is subject to certain regulatory approvals and other customary closing conditions and is expected to occur during the third quarter of 1996. The company expects to incur additional costs relating to professional fees and other expenses of $550,000 which are to be included as part of the cost of acquisition. The pro forma condensed consolidated financial statements were prepared assuming the transaction will be accounted for as a purchase.

(A)  The cost of the acquisition is comprised of the following:

                    Cost of acquisition: (Dollars in thousands)
                     Cash                       $ 93,000
                     Repayment of debt            51,000
                                                --------
                     Purchase price              144,000
                     Professional fees and
                      other expenses                 550
                                                --------
                     Total acquisition cost     $144,550
                                                ========

     Certain of the above costs are estimated and could vary at the actual date of acquisition.

(B) Under purchase accounting, BTV's assets and liabilities are required to be adjusted to their estimated fair values. The estimated fair value adjustments have been determined by EIC based upon available information set forth in BTV's financial statements and an independent appraisal of BTV obtained from BTV's management. EIC cannot be sure that such estimated fair values represent fair values that would ultimately be determined at the acquisition date anticipated to occur in the third quarter of 1996.





















           Reconciliation of BTV equity to cost of acquisition
                                              (Dollars in thousands)
           Equity as reported by BTV                         $52,874

           Fair value adjustments:
            Elimination of BTV's deferred
             policy acquisition costs                        (76,766)
            Elimination of BTV's present value
             of future profits                      (7,029)
            Present value of future profits on
             business acquired                      95,510    88,481
                                                   --------
            Cash received from Bankers Trust
             for Escrow Balance net of Note          3,789
            Elimination of Escrow Balance           (4,228)     (439)
                                                   --------
            Elimination of BTV's unearned
             revenue reserve                                   7,849
            Elimination of BTV's deferred tax
             liability                                         1,009
            Repayment of BTV short term debt        51,000
            Elimination of Golden American Note        439    51,439
                                                   --------
            Establishment of liability for
             severance pay to BTV employees
             related to the acquisition                         (430)
            Cost in excess of net assets of
             company acquired (goodwill)                      20,533
                                                            ---------
           Cost of acquisition                              $144,550
                                                            =========

     Certain amounts on BTV's balance sheet as of March 31, 1996 relating to an Exchange Agreement have been eliminated. The Exchange Agreement related to the acquisition of Golden American and DSI by Bankers Trust Company ("Bankers Trust") from Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit") on September 30, 1992. Under the Exchange Agreement (which is described in detail in Note 1 to Golden American's financial statements included in Form 10-K filed by Golden American for the year ended December 31, 1995), Bankers Trust settled certain pre-existing claims against Mutual Benefit by exchanging such claims for the outstanding common stock of Golden American and DSI. Because the ultimate value of Bankers Trust's claims against Mutual Benefit had not been determined by the Superior Court of New Jersey (in which the rehabilitation proceeding was pending), Golden American was required to execute in connection with the Exchange Agreement an adjustable principal amount promissory note, 7.5% due 1997 ("Note"), under which Golden American has been required to make periodic payments into an escrow account in which such funds are to be held until the value of Bankers Trust's claims is determined in accordance with the rehabilitation proceedings. As of March 31, 1996, the escrow account ("Escrow Balance") established by Golden American was $4,228,000. Bankers Trust has estimated that the contingent liability due from Golden American with respect to the Note amounted to $439,000 as of March 31, 1996.

     Under the terms of the Stock Purchase Agreement, Bankers Trust has agreed at closing to make a cash payment to Golden American in an amount equal to the Escrow Balance less the sum of the $439,000 Note and to either prepay the maximum potential amount remaining due under the Note or to deliver to Golden American an irrevocable undertaking to make all such payments as they become due under the terms of the Note. In exchange, Golden American has agreed to irrevocably assign to Bankers Trust all of Golden American's rights to receive any amounts to be disbursed from the Escrow Account in accordance with the terms of the agreement governing the Escrow Account. As a result, other assets reflects a net reduction of $439,000 for the elimination of the Escrow Balance of $4,228,000 less cash received at closing of $3,789,000 and debt has been reduced by $439,000 for the elimination of the liability relating to the obligation of Golden American under the terms of the Note.

     The carrying values of BTV's fixed maturity investments are at market value since all such investments are reported as available for sale. Accordingly, no fair value adjustments for investments are required. The present value of future profits ("PVFP") of the insurance inforce at the date of the acquisition is determined by estimating the gross profits to be realized from the insurance contracts inforce at the time the acquisition occurs and discounting the profits back to the acquisition date. The discount rate utilized in calculating the PVFP was 10%.

     The "As Reported" amounts established by BTV for PVFP, unearned revenue reserves and deferred policy acquisition costs (the cost associated with generating sales of insurance policies) are eliminated and replaced by the PVFP determined as of the acquisition date. BTV's "As Reported" amounts for policy liabilities, accruals and other policyholder funds are held at account values and, accordingly, reflect the fair value of such liabilities. As a result, no fair market value adjustment is required for such liabilities. "As Reported" amounts for separate account assets and liabilities are carried at their fair value and, accordingly, no fair value adjustment is required. EIC has elected to step-up the tax basis of the assets associated with BTV at the acquisition date, and as a result, BTV's deferred income tax liability and expense have been eliminated.

(C) The costs associated with the issuance of the $125,000,000 of Preferred Securities are estimated to approximate $4,660,000 which will be deferred and amortized over 30 years to the date of required redemption of the Preferred Securities, excluding any optional election by EIC to extend such redemption for up to an additional 19 years. Accordingly, the net proceeds from the sale of the Preferred Securities will approximate $120,340,000. EIC intends to use the net proceeds from the sale of Preferred Securities ($120,340,000), which will be loaned to EIC in exchange for EIC debt securities to be issued to the Trust, to fund most of the cost of the acquisition of approximately $144,550,000. EIC and its subsidiaries will fund the remainder of the acquisition cost by reducing short-term investments ($15,674,000) and selling fixed maturity securities ($8,536,000). Funds generated by subsidiaries for this purpose will be passed to EIC in the form of dividends. The total amount of goodwill and other intangibles deferred relating to the Transactions ($25,193,000), is comprised of goodwill of $20,533,000 and $4,660,000 of estimated costs of issuance of the Preferred Securities.



(D) For purposes of determining the pro forma effect of the BTV acquisition on EIC's consolidated statement of income, the following pro forma adjustments have been made:

                                                        Year ended Three months
                                                         December   ended March
                                                         31, 1995    31, 1996
                                                       ------------------------
                                                          Increase (Decrease)
                                                                 Income
                                                         (Dollars in thousands)
Elimination of BTV's amortization of the unearned
 revenue reserve relating to policies issued prior
 to January 1, 1995                                        $5,067       $1,068
Deferral and amortization of sales loads on policies
 acquired after the acquisition date                       (1,600)        (785)
                                                       ------------------------
                                                            3,467          283

Decrease in investment income resulting from reduction
 of short-term investments and fixed maturities used
 for the acquisition of BTV                                (1,504)        (376)
Amortization over a period of 25 years of cost in
 excess of net assets of company acquired (goodwill)         (821)        (205)
Elimination of deferred policy acquisition costs on
 business issued prior to January 1, 1995                    (666)        (254)
Elimination of BTV's amortization of policy acquisition
 costs relating to policies issued prior to January
 1, 1995                                                    2,506          672

Elimination of BTV's amortization of PVFP                   1,862          248
Amortization of PVFP established at acquisition date      (10,041)      (2,029)
                                                       ------------------------
                                                           (8,179)      (1,781)

Elimination of interest expenses on $51,000 of short-
 term debt of BTV paid off at acquisition date              3,104          724
Amortization of expenses deferred with the issuance
 of the $125,000 of Preferred Securities                     (155)         (39)
                                                       ------------------------
                                                            2,949          685
                                                       ------------------------
Pro forma income effect before income taxes and
 dividends on Preferred Securities                         (2,248)        (976)
Decrease in income taxes associated with above
 adjustments and dividends on Preferred Securities          4,506        1,271
Elimination of BTV's deferred income taxes                    172         (214)
                                                       ------------------------
Pro forma tax benefit                                       4,678        1,057
                                                       ------------------------
Pro forma income effect before dividends on Preferred
 Securities                                                 2,430           81
Dividends on Preferred Securities                         (10,625)      (2,656)
                                                       ------------------------
Pro forma income effect                                   ($8,195)     ($2,575)
                                                       ========================

The allocation of the purchase price at the date of acquisition which is expected to occur in the third quarter of 1996, will vary from those reflected above, due, in part, to the following items: 1) The present value of future profits and corresponding amortization thereof, will be based upon the in force of Golden American at the date of the acquisition and not the in force at March 31, 1996 as reflected on the pro forma consolidated balance sheet, or January 1, 1995 utilized to determine the adjustments on the pro forma consolidated income statements. 2) As Golden American continues to write business in 1996, the amortized cost of fixed maturities will increase, however, the market values of the fixed maturities could vary based upon the changes in the level of interest rates. 3) The level of goodwill established will be adjusted by the items previously discussed and the ultimate market value of the assets and liabilities at the acquisition date. Additionally, the pro forma income statements reflect the issuance of $125,000,000 of Preferred Securities at 8.5%. The actual dividend rate established at issuance could vary, and the corresponding dividend payment would be adjusted accordingly.

The actual effect on earnings is forecasted to be less than reflected above based upon higher anticipated production levels by Golden American in 1996 and 1997 compared to the levels achieved in 1995 as well as anticipated cost savings from consolidation which are not reflected in the pro forma financial statements. Premium levels in the first quarter of 1996 for BTV were $116,000,000 compared to $125,000,000 for all of 1995. The above contains a forward looking statement. Actual results for BTV may vary materially from forecasted results and will depend, among other things, on interest rates, stock market performance, tax and regulatory changes, investment performance of the underlying portfolios of the variable annuity product, variable annuity product design and sales volume by significant sellers of BTV's variable annuities.